Exhibit 10.8


                                            Service Agreement No. 867760
                                                  Authorization: Blanket
                                                     (Reservation Charge)

                            SERVICE AGREEMENT
                         UNDER RATE SCHEDULE FT


     THIS AGREEMENT, made and entered into as of this 1ST DAY OF November, 1993, by and between Southern Natural Gas Company, a Delaware corporation, hereinafter referred to as "Company", and United Cities Gas Company, a Illinois corporation, hereinafter referred to as "Shipper",

                               WITNESSETH


     WHEREAS, Company is an interstate pipeline, as defined in
Section 2(15) of the Natural Gas Policy Act of 1978 (NGPA); and

     WHEREAS, Shipper is a LDC/DISTRIBUTOR; and

     WHEREAS, Shipper has requested fire transportation pursuant to Rate Schedule FT of various supplies of gas for redelivery for Shipper's account and has submitted to Company a request for such transportation service in compliance with Section 2 of the General Terms and Conditions applicable to Rate Schedule FT; and

     WHEREAS, Company has agreed to provide Shipper with transportation service of such gas supplies in accordance with the terms and conditions of this Agreement.

     NOW THEREFORE, the parties hereto agree as follows:

                                ARTICLE I
                         TRANSPORTATION QUANTITY

     1.1 Subject to the terms and provisions of this Agreement, Rate Schedule FT and the General Terms and Conditions thereto, Shipper agrees to deliver or cause to be delivered to Company at the Receipt Point(s) described in Exhibit A and Exhibit A-1 to this Agreement, and Company agrees to accept at such point(s) for transportation under this Agreement, an aggregate quantity of up to 23,444 Mcf of natural gas per day for the period of October 1 through the following March 31 and 17,998 Mcf of natural gas per day, for the period of April 1 through the following September 30 during the term of this Agreement (each such volume respectively referred to herein as "Transportation Demand," as applicable). The volume for the April - September period is subject to any Commission order addressing the mitigation issues in Docket Nos. RS92-10, et al. Company's obligation to accept gas on a firm basis at any Receipt Point is limited to the Receipt Points set out on Exhibit A and to the Maximum Daily Receipt Quantity (MDRQ) stated for each such Receipt Point. The sum of the MDDQ's for the Receipt Points on Exhibit A shall not exceed the Transportation Demand.

     1.2 Subject to the terms and provisions of this Agreement, Rate Schedule FT and the General Terms and Conditions thereto, Company shall deliver a thermally equivalent quantity of gas, less the applicable fuel charge as set forth in Rate Schedule FT, to Shipper at the Delivery Point(s) described in Exhibit B and Exhibit B-1 hereto. Company's obligation to redeliver gas at any Delivery Point on a firm basis is limited to the Delivery Points specified on Exhibit B and to the Maximum Daily Delivery Quantity
(MDDQ) stated for each such Delivery Point. The sum of the MDDQ's for the Delivery Points on Exhibit B shall equal the Transportation Demand.

                               ARTICLE II
                          CONDITIONS OF SERVICE

     2.1 It is recognized that the transportation service hereunder is provided on a firm basis pursuant to, in accordance with and subject to the provisions of Company's Rate Schedule FT, and the General Terms and Conditions thereto, which are contained in Company's FERC Gas Tariff, as in effect from time to time, and which are hereby incorporated by reference. In the event of any conflict between this Agreement and Rate Schedule FT, the terms of Rate Schedule FT shall govern as to the point of conflict. Any limitation of transportation service hereunder shall be in accordance with the priorities set out in Rate Schedule FT and the General Terms and Conditions thereto.

     2.2 This Agreement shall be subject to all provisions of the General Terms and Conditions applicable to Company's Rate Schedule FT as such conditions may be revised from time to time. Unless Shipper requests otherwise, Company shall provide to Shipper the filings Company makes at the Federal Energy Regulatory Commission ("Commission") of such provisions of the General Terms and Conditions or other matters relating to Rate Schedule FT.

     2.3 Company shall have the right to discontinue service under this Agreement in accordance with Section 15.3 of the General Terms and Conditions hereto.

     2.4 The parties hereto agree that neither party shall be liable to the other party for any special, indirect, or consequential damages (including, without limitation, loss of profits or business interruptions) arising out of or in any manner related to this Agreement.

     2.5 This Agreement is subject to the provisions of Part 284 of the Commission's Regulations under the NGPA and the Natural Gas Act. Upon termination of this Agreement, Company and Shipper shall be relieved of further obligation hereunder to the other party except to complete the transportation of gas underway on the day, of termination, to comply with provisions of Section 14 of the General Terms and Conditions with respect to any imbalances accrued prior to termination of this Agreement, to render reports, and to make payment for all obligations accruing prior to the date of termination.

                               ARTICLE III
                                 NOTICES

     3.1 Except as provided in Section 8.6 herein, notices hereunder shall be given pursuant to the provisions of Section 18 of the General Terms and Conditions to the respective party at the applicable address, telephone number or facsimile machine number stated below or such other addresses, telephone numbers or facsimile machine numbers as the parties shall respectively hereafter designate in writing from time to time:

Company:

     Notices and General Correspondence
          Southern Natural Gas Company
          Post Office Box 2563
          Birmingham, Alabama 35202-2563
          Attention: Transportation Services Department
          Telephone No.: (205) 325-7223
          Facsimile Machine No.: (205) 325-7303

     Dispatching Notices - Nominations/Confirmations/Scheduling
          Southern Natural Gas Company
          Post Office Box 2563
          Birmingham, Alabama 35202-2563
          Attention: Transportation Services Department
          Telephone No.: (205) 325-7223
          Facsimile Machine No.: (205) 325-7303

     Emergencies/24-Hour Dispatching/
     Limitation and Penalty Notices
          Southern Natural Gas Company
          Post Office Box 2563
          Birmingham, Alabama 35202-2563
          Attention: Gas Operations Department
          Telephone No.: (205) 325-7308
          Facsimile Machine No.: (205) 325-7375
          Alternative Contacts:
          (1)  Attention: Gas Operations Department
               Telephone No.: (205) 325-7305
               Facsimile Machine No.: (205) 325-7375
          (2)  Attention: Gas Operations Department
               Telephone No.: (205) 325-7309
               Facsimile Machine No.: (205) 325-7375

     Payments
          Southern Natural Gas Company
          Post Office Box 102502
          68 Annex
          Atlanta, Georgia 30368

Shipper:

     Notices ant General Correspondence
          RON MCDOWELL, VICE PRESIDENT - GAS SUPPLY
          5300 MARYLAND WAY
          BRENTWOOD, TN 37027
          Telephone No.: (615) 373-0104
          Facsimile Machine No.: (615) 790-9337

     Dispatching Notices - Nominations/Confirmations
          RON MCDOWELL, VICE PRESIDENT - GAS SUPPLY
          5300 MARYLAND WAY
          BRENTWOOD, TN 37027
          Telephone No.: (615) 373-0104
          Facsimile Machine No.: (615) 790-9337

     Dispatching Notices - Limitations
          RON MCDOWELL, VICE PRESIDENT - GAS SUPPLY
          5300 MARYLAND WAY
          BRENTWOOD, TN 37027
          Telephone No.: (615) 373-0104
          Facsimile Machine No.: (615) 790-9337

     Emergencies and 24-Bour Dispatching Contact
          WILLIAM OSBOBN
          5300 MARYLAND WAY
          BRENTWOOD, TN 37027
          Telephone No.: (615) 373-0104
          Facsimile Machine No.: (615) 790-9337
          Alternative Contacts:
          (1)  MARC TRONZO
               5300 MARYLAND WAY
               BRENTWOOD, TN 37027
               Telephone No.: (615) 373-0104
               Facsimile Machine No.: (615) 790-9337
          (2)  RON MCDOWELL
               5300 MARYLAND WAY
               BRENTWOOD, TN 37027
               Telephone No.: (615) 373-0104
               Facsimile Machine No.: (615) 790-9337

     Invoices
          RON MCDOWELL, VICE PRESIDENT - GAS SUPPLY
          5300 MARYLAND WAY
          BRENTWOOD, TN 37027

                         ARTICLE IV
                            TERM

     4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: 10/31/1998 for 2,444 Mcf per day of Transportation Demand and 12/31/2000 for 21,000 Mcf per day, of Transportation Demand and shall continue in force and effect for successive terms of 1 year each after the end of each primary term for the specified volume, unless and until cancelled with respect to the associated volume by either party giving 180 days written notice to the other party prior to the end of the specified primary term or any yearly extension thereof.

                                ARTICLE V
                          CONDITIONS PRECEDENT

     5.1 Unless otherwise agreed to by the parties, the teems of Rate Schedule FT, and the General Terms and Conditions thereto, shall apply to the acquisition or construction of any facilities necessary to effectuate this Agreement. Other provisions of this Agreement notwithstanding, Company shall be under no obligation to commence service hereunder unless and until (1) all facilities of whatever nature, as are required to permit the receipt, measurement, transportation, and delivery of natural gas hereunder have been authorized, installed, and are in operating condition, and (2) Company, in its reasonable discretion, has determined that such service would constitute transportation of natural gas authorized under all applicable regulatory authorizations and the Commission's Regulations.

                               ARTICLE VI
                              REMUNERATION

     6.1 Shipper shall pay Company monthly for the transportation services rendered hereunder the charges specified in Rate Schedule FT, including an, penalty and other authorized charges assessed under Rate Schedule FT and the General Terms and Conditions. Company shall notify Shipper as soon as practicable of the date services will commence hereunder, and if said date is not the first day, of the month, the Reservation Charge for the first month of service hereunder shall be adjusted to reflect only the actual number of days during said month that transportation service is available. Company may agree from time to time to discount the rate charged Shipper for services provided hereunder in accordance with the provisions of Rate Schedule FT. Said discounted charge shall be set forth on Exhibit E hereto.

     6.2 The rates and charges provided for under Rate Schedule FT shall be subject to increase or decrease pursuant to any order issued by the Commission in any proceeding initiated by Company or applicable to the services performed hereunder. Shipper agrees that Company shall, without any further agreement by Shipper, have the right to change from time to time, all or any part of this Agreement, as well as all or any part of Rate Schedule FT, or the General Terms and Conditions thereto, including without limitation the right to change the rates and charges in effect hereunder, pursuant to Section 4(d) of the Natural Gas Act as may, be deemed necessary by Company in its reasonable judgment, to assure just and reasonable service and rates under the Natural Gas Act. Nothing contained herein shall prejudice the rights of Shipper to contest at any time the changes made pursuant to this
Section 6.2, including the right to contest the transportation rates or charges for the services provided under this Agreement, from time to time, in any subsequent rate proceedings by Company under Section 4 of the Natural Gas Act or to file a complaint under Section 5 of the Natural Gas Act with respect to such transportation rates or charges.

                               ARTICLE VII
                           SPECIAL PROVISIONS

     7.1 If Shipper is a seller of gas under more than one Service Agreement and requests that Company alloy it to aggregate nominations for certain Receipt Points for such Agreements, Company will allow such an arrangement under the terms and conditions set forth in this Article VII. To be eligible to aggregate gas, Shipper must comply with the provisions of Section
2.2 of the General Terms and Conditions and the terms and conditions of the Supply Pool Balancing Agreement executed by Shipper and Company pursuant thereto.

     7.2 If Shipper is a purchaser of gas from seller(s) that are selling from an aggregate of Receipt Points, Shipper and its seller(s) shall execute an Agency Agreement in the format attached hereto as Exhibit D for each such seller from whom Shipper is purchasing gas.

                              ARTICLE VIII
                              MISCELLANEOUS

     8.1 This Agreement constitutes the entire Agreement between the parties and no waiver by Company or Shipper of any default of either party under this Agreement shall operate as a waiver of any subsequent default whether of a like or different character.

     8.2 The laws of the State of Alabama shall govern the validity, construction, interpretation, and effect of this Agreement.

     8.3 No modification of or supplement to the terms and provisions hereof shall be or become effective except by execution of a supplementary written agreement between the parties except that in accordance with the provisions of Rate Schedule FT, and the General Terms and Conditions thereto, Receipt Points may be added to or deleted from Exhibit A and the Maximum Daily Receipt Quantity for any Receipt Point on Exhibit A may be changed upon execution by Company and Shipper of a Revised Exhibit A to reflect said change(s), and Delivery Points may be added to or deleted from Exhibit B and the Maximum Daily Delivery Quantity for any Delivery Point may be changed upon execution by Company and Shipper of a Revised Exhibit B to reflect said change(s); provided, however, that any such change to Exhibit A or Exhibit B must include corresponding changes to the existing Maximum Daily Receipt Quantities or Maximum Daily Delivery Quantities, respectively, such that the sum of the changed Maximum Daily Receipt Quantities shall not exceed the Transportation Demand and the sum of the Maximum Daily Delivery Quantities equals the Transportation Demand.

     8.4 This Agreement shall bind and benefit the successors and assigns of the respective parties hereto. Subject to the provisions of Section 22 of the General Tents and Conditions applicable hereto, neither party may assign this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign or pledge this Agreement under the provisions of any mortgage, deed of trust, indenture or similar instrument.

     8.5 Exhibits A, A-1, B, B-1, C, D and/or E, if applicable, attached to this Agreement constitute a part of this Agreement and are incorporated herein.

     8.6 This Agreement is subject to all present and future valid laws and orders, rules, and regulations of any regulatory body of the federal or state government having or asserting jurisdiction herein. After the execution of this Agreement, each party shall make and diligently prosecute all necessary filings with federal or other governmental bodies, or both, as may be required for the initiation and continuation of the transportation service which is the subject of this Agreement and to construct and operate any facilities necessary therefor. Each party shall have the right to seek such governmental authorizations as it deems necessary, including the right to prosecute its requests or applications for such authorization in the manner it deems appropriate. Upon either party's request, the other party shall timely provide or cause to be provided to the requesting party such information and Material not within the requesting party's control and/or possession that may be required for such filings. Each party shall promptly inform the other party of any changes in the representations made by such party herein and/or in the information provided pursuant to this paragraph. Each party shall promptly provide the party with a copy of all filings, notices, approvals, and authorizations in the course of the prosecution of its filings. In the event all such necessary regulatory approvals have not been issued or have not been issued on terms and conditions acceptable to Company or Shipper within twelve (12) months from the date of the initial application therefor, then Company or Shipper may terminate this Agreement without further liability or obligation to the other party by giving written notice thereof at any time subsequent to the end of such twelve-month period, but prior to the receipt of all such acceptable approvals. Such notice will be effective as of the date it is delivered to the U. S. Mail, for delivery by certified mail, return receipt requested.

8.7 This Agreement supersedes and cancels the Service Agreement
(#848970) dated 10/20/1988, between the parties hereto.

     IN WITNESS THEREOF, this Agreement has been executed by the parties as of the date first written above by their respective duly authorized officers.

ATTEST:                            SOUTHERN NATURAL GAS COMPANY



                                   By
                                   Its


ATTEST:                            UNITED CITIES GAS COMPANY



                                   By
                                   Its